UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2020

SeaWorld Entertainment, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35883	27-1220297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6240 Sea Harbor Drive Orlando, Florida		32821
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 226-5011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEAS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 29, 2020, SeaWorld Entertainment, Inc. and its direct wholly-owned subsidiary, SeaWorld Parks & Entertainment, Inc. (“SWPE” and, together with SeaWorld Entertainment, Inc. and its other subsidiaries, the “Company”) entered into an amendment to the credit agreement governing the Company’s existing senior secured credit facilities to amend certain provisions therein (the “Credit Agreement Amendment”).

Pursuant to the Credit Agreement Amendment, the Company will be exempt from complying with its quarterly financial maintenance covenant through the end of 2021, after which the Company will be required to comply with such covenant beginning with the first quarter of 2022.  For purposes of calculating compliance with such covenant beginning with the first quarter of 2022, to the extent trailing Adjusted EBITDA for the second, third or fourth quarters of 2021 would have otherwise been included in the calculation of such covenant, in lieu of using actual Adjusted EBITDA for such periods, Adjusted EBITDA for such applicable periods will be deemed to be actual Adjusted EBITDA for the corresponding quarter of 2019.

In addition, the Credit Agreement Amendment also provides that for purposes of the representations and warranties required to be made by the Company in connection with any borrowings under its revolving credit facility, the impacts of the COVID-19 pandemic on the business, operations, assets, liabilities (actual or contingent) or financial condition of the Company will be disregarded for purposes of determining whether any event or circumstance has resulted in a Material Adverse Effect (as defined in the credit agreement), to the extent such event or circumstance has already been publicly disclosed by the Company in its SEC filings prior to the effective date of the Credit Agreement Amendment.

The Company will also be required to comply with a quarterly minimum liquidity test (defined as unrestricted cash and cash equivalents and available commitments under the Company’s revolving credit facility) of not less than $75 million until the earlier of September 30, 2022 or the date on which the Company elects to use actual Adjusted EBITDA for purposes of calculating its financial maintenance covenant.  The Company will also be restricted from paying any dividends through the third quarter of 2022 unless certain conditions are met.

The description above is a summary of the Credit Agreement Amendment and is qualified in its entirety by the complete text of the Credit Agreement Amendment, which the Company expects to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020.

Item 2.02 Results of Operations and Financial Condition.

On July 29, 2020, the Company issued a press release disclosing certain information, including an update on its COVID-19 response and its liquidity, as well as preliminary results for the fiscal quarter ended June 30, 2020.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

The information disclosed above in Item 2.02 is incorporated by reference into this Item 7.01.

The information in these Items 2.02 and 7.01, including Exhibit 99.1, is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Notes Offering

On July 29, 2020, the Company issued a press release announcing that SWPE has commenced a private offering of $400.0 million second-priority senior secured notes due 2025 of SWPE (the “Notes”). A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The Company expects to use the proceeds from the issuance of the Notes to repay outstanding borrowings under its revolving credit facility, for working capital and other general corporate purposes and to pay fees and expenses related to the offering of the Notes and the Credit Agreement Amendment.

The Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S. The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This Current Report on Form 8–K shall not constitute an offer to sell or a solicitation of an offer to buy shares of common stock, the Notes or any other securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

Forward Looking Statements

This report contains statements relating to future results (including certain projections and business trends) that are “forward-looking statements” within the meaning of the federal securities laws. The Company generally uses the words such as “might,” “will,” “may,” “should,” “estimates,” “expects,” “continues,” “contemplates,” “anticipates,” “projects,” “plans,” “potential,” “predicts,” “intends,” “believes,” “forecasts,” “future,” “guidance,” “targeted,” “goal” and variations of such words or similar expressions in this report release and any attachment to identify forward-looking statements. All statements, other than statements of historical facts included in this report, including statements concerning the plans, objectives, goals, expectations, beliefs, business strategies, future events, business conditions, results of operations, financial position, business outlook, earnings guidance, business trends and other information are forward-looking statements. The forward-looking statements are not historical facts, and are based upon current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management’s control. All expectations, beliefs, estimates and projections are expressed in good faith and the Company believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements.

These forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond management’s control, that could cause actual results to differ materially from the forward-looking statements contained in this report, including among others: COVID-19 and its impact on the length of time the Company’s parks will be required to remain closed and the impact of these or other potential closures on the Company and its stakeholders, complex federal and state regulations governing the treatment of animals, which can change, and claims and lawsuits by activist groups; activist and other third-party groups and/or media can pressure governmental agencies, vendors, partners, and/or regulators, bring action in the courts or create negative publicity about us; factors beyond the Company’s control adversely affecting attendance and guest spending at its theme parks, including, but not limited to, weather, natural disasters, foreign exchange rates, consumer confidence, the potential spread of travel-related health concerns including pandemics and epidemics, travel related concerns, and governmental actions; incidents or adverse publicity concerning the Company’s theme parks, the theme park industry or zoological facilities; a decline in discretionary consumer spending or consumer confidence; risks affecting the States of Florida, California and Virginia which generate a significant portion of the Company’s revenues such as natural disasters, severe weather and travel-related disruptions or incidents; inability to compete effectively in the highly competitive theme park industry; animal exposure to infectious disease; high fixed cost structure of theme park operations; changing consumer tastes and preferences; cyber security risks and failure to maintain the integrity of internal or guest data; technology interruptions or failures that impair access to the Company’s websites or information technology systems; increased labor costs, including minimum wage increases, and employee health and welfare benefits; adverse litigation judgments or settlements; inability to protect the Company’s intellectual property or the infringement on intellectual property rights of others; the loss of licenses and permits required to exhibit animals or the violation of laws and regulations; loss of key personnel; unionization activities or labor disputes; inability to meet workforce needs; risks associated with the Company’s cost optimization program, capital allocation plans, share repurchases, acquisitions or other strategic initiatives and financing transactions; inability to maintain certain commercial licenses; inadequate insurance coverage; inability to purchase or contract with third party manufacturers for rides and attractions or construction delays; environmental regulations, expenditures and liabilities; suspension or termination of any of the Company’s business licenses, including by legislation at federal, state or local levels; delays, restrictions or inability to obtain or maintain permits; financial distress of strategic partners or other counterparties; changes to immigration, foreign trade, investments or other policies; inability to realize the full value of the Company’s intangible assets; changes in tax laws; tariffs or other trade restrictions; and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” in the Company’s most recently available Annual Report on Form 10-K, as such risks, uncertainties and factors may be updated in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”).

Although the Company believes that these statements are based upon reasonable assumptions, it cannot guarantee future results and readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date of this report. There can be no assurance that (i) the Company has correctly measured or identified all of the factors affecting its business or the extent of these factors’ likely impact, (ii) the available information with respect to these factors on which such analysis is based is complete or accurate, (iii) such analysis is correct or (iv) the Company’s strategy, which is based in part on this analysis, will be successful. Except as required by law, the Company undertakes no obligation to update or revise forward-looking statements to reflect new information or events or circumstances that occur after the date of this report or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the SEC (which are available from the SEC’s EDGAR database at www.sec.gov and via the Company’s website at www.seaworldinvestors.com).

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
99.1	Press release dated July 29, 2020 announcing preliminary second quarter results and other updates
99.2	Press release dated July 29, 2020 announcing offering of the Notes
104	Cover page interactive data filed (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAWORLD ENTERTAINMENT, INC.

Date: July 29, 2020	By:	/s/ G. Anthony (Tony) Taylor
	Name:	G. Anthony (Tony) Taylor
	Title:	Chief Legal Officer, General Counsel and Corporate Secretary